SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

      Pursuant to Section 13, or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 1999.


                            CORPORATE VISION, INC.
             (Exact name of registrant as specified in its charter)

                                   0-18824
                          (Commission File Number)

                 Oklahoma                      73-1380820
         (State of incorporation)     (IRS Employer Identification No.)

                  6130 South Memorial Drive Tulsa, OK 74133
                   (Address of principal executive offices)

                                (918) 307-2243
                         (Registrant's telephone number)


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ITEM 1.  Changes in Control of Registrant              Not  Applicable

ITEM 2.  Acquisition or Disposition of Assets          Not Applicable

ITEM 3.  Bankruptcy or Receivership                    Not Applicable

ITEM 4.  Changes in Registrant's Certifying Accountant Not Applicable

ITEM 5.  Other Materially Important Events             Not Applicable

ITEM 6.  Resignations of Registrant's Directors           Page 1

ITEM 7.  Financial Statements and Exhibits             Not Applicable

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Director Jack A. Arnold resigned from the Corporate Vision Inc. Board of Directors September 30, 1999. Mr. Arnold's resignation is effective immediately.

Corporate Vision has not designated a person to act as a Director of the company, rather Corporate Vision chooses to leave the seat vacant, with the new member being elected at the upcoming Nov. 13 1999 shareholder meeting.







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

                                SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                            CORPORATE VISION, INC.
                                            Registrant

Date:  September 30, 1999                   By: /s/ Keith A. Anderson

                                            -------------------------
                                            Keith A. Anderson
                                            President and Chief
                                            Executive Officer